UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 27, 2009

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

International Business Machines Corporation (the “Company”) is submitting its financial statements and financial statement footnotes for the year ended December 31, 2008 as part of the Securities and Exchange Commission’s (the “SEC”) eXtensible Business Reporting Language (“XBRL”) Voluntary Filing Program. The XBRL-tagged data submitted is on an unaudited basis for the purpose of testing the related format and technology.

Attached as Exhibit 100 to this Current Report on Form 8-K are the following from the Company’s Annual  Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 24, 2009 formatted in XBRL: (i) the Consolidated Statement of Earnings for the year ended December 31, 2008, 2007 and 2006, (ii) the Consolidated Statement of Financial Position at December 31, 2008 and 2007, (iii) the Consolidated Statement of Cash Flows for the year ended December 31, 2008, 2007 and 2006, (iv) the Consolidated Statement of Stockholders’ Equity for the year ended December 31, 2008, 2007 and 2006, and (v) the notes to the consolidated financial statements, tagged as blocks of text. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Company.  The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

100

The following from International Business Machines Corporation Annual Report on Form 10-K for the period ended December 31, 2008, filed on February 24, 2009 formatted in XBRL: (i) the Consolidated Statement of Earnings for the year ended December 31, 2008, 2007 and 2006, (ii) the Consolidated Statement of Financial Position at December 31, 2008 and 2007, (iii) the Consolidated Statement of Cash Flows for the year ended December 31, 2008, 2007 and 2006, (iv) the Consolidated Statement of Stockholders’ Equity for the year ended December 31, 2008, 2007 and 2006 and, (v) the notes to the consolidated financial statements, tagged as blocks of text.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 27, 2009

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 100.INS	XBRL Instance Document (File name: ibm-20090224.xml)

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document (File name: ibm-20090224.xsd)

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (File name: ibm-20090224_cal.xml)

Exhibit 100.DEF	XBRL Taxonomy Extension Definition Linkbase Document (File name: ibm-20090224_def.xml)

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document (File name: ibm-20090224_lab.xml)

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (File name: ibm-20090224_pre.xml)